                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K of Sterling Financial Corporation (the "Company") for the period ending December 31, 2003, as filed with the Securities and Exchange Commission as of the date hereof ("the Report"), I, J. Roger Moyer, Jr., President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 12, 2004                 By:  /s/ J. Roger Moyer, Jr.
                                           -------------------------------------
                                           J. Roger Moyer, Jr.
                                           President and Chief Executive Officer